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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - January 31, 2001


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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                                               13-3976138
(State or other jurisdiction of                      1-14603                      (IRS Employer
         Incorporation)                     (Commission File Number)           Identification No.)

                           1740 Broadway
                        New York, New York                                            10019
             (Address of principal executive offices)                              (Zip Code)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


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                                       N/A
             (Former name or address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On January 31, 2001, pursuant to an Agreement and Plan of Merger, dated as of August 23, 2000, as amended (the "Merger Agreement"), between The MONY Group Inc., a Delaware corporation (the "Company"), MONY Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and The Advest Group, Inc., a Delaware corporation ("Advest"), Advest was merged with and into Merger Sub (the "Merger"), with Merger Sub being the surviving corporation in the Merger and continuing as a wholly-owned subsidiary of the Company under the name "The Advest Group, Inc."

        Advest stockholders approved the Merger at a special meeting of stockholders held on November 20, 2000. Under the terms of the Merger Agreement, Advest stockholders could elect to receive, for each share of common stock, par value $0.01, of Advest (the "Advest Common Stock") held by them, (1) 0.869560 of a share of the common stock, par value $0.01, of the Company (the "Company Common Stock"), such number being the exchange ratio calculated from the formulas in the Merger Agreement (the "Exchange Ratio"), (2) an amount of cash equal to $ 31.5868 per share, such amount being the product of the Exchange Ratio and $ 36.325, with the latter number being the 10-day average closing price of Company Common Stock on the New York Stock Exchange for the period January 10 through January 24, 2001, or (3) a combination of cash for a specified number of shares of Advest Common Stock and shares of Company Common Stock for the remainder. The exact amount of cash and/or number of shares of Company Common Stock received by each Advest stockholder was determined based on the election made by such stockholder in conjunction with the elections made by all other stockholders, subject to a pro rata adjustment that resulted in an aggregate merger consideration of 49.9% cash and 50.1% Company Common Stock. Consequently, the Company will pay an aggregate of approximately $ 137.2 million in cash and will issue approximately 3,900,000 shares of Company Common Stock to the stockholders of Advest in the Merger, with the latter number being equivalent to approximately 8.45% of the Company Common Stock outstanding prior to consummation of the Merger. The aggregate consideration for the outstanding shares of Advest Common Stock was determined based upon arms'-length negotiation between the Company and Advest. The acquisition will be accounted for as a purchase.

        Prior to the Merger, no material relationship existed between Advest and the Company, or any of its affiliates, any director or officer of the Company or any associate of any such director or officer. The cash portion of the consideration will be financed from a portion of the proceeds of the Company's offering of $275 million of 7.45% senior notes due in 2005.

        Advest is a diversified financial services company that, through Advest, Inc., its principal subsidiary, provides brokerage, trading, investment banking and asset management services to retail and institutional investors through over 90 sales offices in 18 states and Washington, D.C. Advest Bank and Trust provides trust services primarily


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through Advest Inc.'s branch network. Advest will continue to keep its headquarters in Hartford, Connecticut, operating under its own brand name and management structure.

        The Company issued news releases on February 1, 2001 and February 6, 2001 in connection with the consummation of the Merger that are attached hereto as Exhibits 99.1 and 99.2. The information contained in these news releases is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.

        2.1 Agreement and Plan of Merger dated as of August 23, 2000 by and among The MONY Group Inc., MONY Acquisition Corp. and The Advest Group, Inc. (Exhibit 2.1 to the Company's Current Report on Form 8-K dated August 23, 2000, File No. 1-14603.)*

        2.2 Amendment to Agreement and Plan of Merger dated as of January 31, 2001 by and among The MONY Group Inc., MONY Acquisition Corp. and The Advest Group, Inc.

        10.1 Support Agreement dated as of August 23, 2000 by and among The MONY Group Inc., Peter R. Kellogg, Grant W. Kurtz, Allen Weintraub and George A. Boujoukos. (Exhibit 10.1 to the Company's Current Report on Form 8-K dated August 23, 2000, File No. 1-14603.)*

        10.2 Stock Option Agreement dated as of August 23, 2000 by and between The Advest Group, Inc. and The MONY Group Inc. (Exhibit
                10.2 to the Company's Current Report on Form 8-K dated August 23, 2000, File No. 1-14603.)*

        99.1    News release of The MONY Group Inc. dated February 1, 2001.

        99.2    News release of The MONY Group Inc. dated February 6, 2001.


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        * Incorporated by reference to the indicated filing.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MONY GROUP INC.



                                        By:   /s/ Bart Schwartz
                                           --------------------------------
                                            Bart Schwartz
                                            Senior Vice President and
                                            General Counsel


Date: February 7, 2001



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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
2.1             Agreement and Plan of Merger dated as of August 23, 2000 by and among The MONY Group Inc., MONY Acquisition Corp. and The Advest
                Group, Inc. (Exhibit 2.1 to the Company's Current Report on Form
                8-K dated August 23, 2000, File No. 1-14603.)*

2.2             Amendment to Agreement and Plan of Merger dated as of January
                31, 2001 by and among The MONY Group Inc., MONY Acquisition
                Corp. and The Advest Group, Inc.

10.1            Support Agreement dated as of August 23, 2000 by and among The
                MONY Group Inc., Peter R. Kellogg, Grant W. Kurtz, Allen
                Weintraub and George A. Boujoukos. (Exhibit 10.1 to the
                Company's Current Report on Form 8-K dated August 23, 2000, File
                No. 1-14603.)*

10.2 Stock Option Agreement dated as of August 23, 2000 by and between The Advest Group, Inc. and The MONY Group Inc. (Exhibit
                10.2 to the Company's Current Report on Form 8-K dated August
                23, 2000, File No. 1-14603.)*

99.1            News release of The MONY Group Inc. dated February 1, 2001.

99.2            News release of The MONY Group Inc. dated February 6, 2001.


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* Incorporated by reference to the indicated filing.